Exhibit 99.1

NextCure Announces Promotion of Timothy Mayer, Ph.D., to

Chief Operating Officer

Beltsville, Md. — October 2, 2019 — NextCure, Inc. (Nasdaq: NXTC), a clinical-stage biopharmaceutical company committed to discovering and developing novel, first-in-class immunomedicines to treat cancer and other immune-related diseases, today announced the promotion of Timothy Mayer, Ph.D. from Senior Vice President, Corporate Development to Chief Operating Officer.

“I am delighted to make this announcement. Tim joined NextCure at our inception and has contributed significantly to major NextCure achievements, including our alliance with Eli Lilly & Company and our recently completed initial public offering. He has played a pivotal role on the executive management team leading corporate development, strategy, and business operations and we are confident he will continue to be instrumental in the company’s success,” said Michael Richman, NextCure’s President and Chief Executive Officer. “I look forward to continuing to work with Tim at this important and exciting time in our company’s history.”

Dr. Mayer has extensive experience in the biopharmaceutical industry, including with antibody therapeutics, small molecule pharmaceuticals and molecular biology research tools. Prior to joining NextCure, he served in several positions at MacroGenics, a biopharmaceutical company focused on the treatment of cancer, where he oversaw all intellectual property matters, assisted with business development for various licensing transactions and helped facilitate MacroGenics’ initial public offering. Before MacroGenics, Dr. Mayer served in several positions at Banner & Witcoff, an intellectual property law firm, where he drafted and prosecuted biotech and pharmaceutical applications and conducted patentability and freedom-to-operate searches in all areas of biotechnology and small molecule chemistry. Dr. Mayer also worked on developing cloning systems while at Life Technologies and Invitrogen. He received his Ph.D. in Microbiology and Immunology from Penn State University College of Medicine and B.S. degrees in Microbiology and Biochemistry from California Polytechnic State University.

About NextCure, Inc.

NextCure is a clinical-stage biopharmaceutical company committed to discovering and developing novel, first-in-class immunomedicines to treat cancer and other immune-related diseases. Through our proprietary FIND-IO™ platform, we study various immune cells to discover and understand targets and structural components of immune cells and their functional impact in order to develop immunomedicines. Our initial focus is to bring hope and new treatments to patients who do not respond to current cancer therapies, patients whose cancer progresses despite treatment and patients with cancer types not adequately addressed by available therapies. www.nextcure.com

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this press release that are not historical facts are forward-looking statements. Words such as “expects,” “believes,” “intends,” “hope,” “forward,” “continue” and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this press release include, among others, statements about Dr. Mayer’s future with NextCure and NextCure’s plans, objectives and intentions with respect to the identification of immunomedicine targets and the discovery and development of immunomedicines. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: our limited operating history and no products approved for commercial sale; our history of significant losses; our need to obtain additional financing; risks related to clinical development, marketing approval and commercialization; and the unproven approach to the discovery and development of product candidates based on our FIND-IO platform. More detailed information on these and additional factors that could affect NextCure’s actual results are described in NextCure’s filings with the Securities and Exchange Commission (the “SEC”), including in the Risk Factors section and throughout NextCure’s Form 10-Q filed with the SEC on August 12, 2019. You should not place undue reliance on any forward-looking statements. NextCure assumes no obligation to update any forward-looking statements, even if expectations change.

Investor Inquiries

Timothy Mayer, Ph.D.

NextCure, Inc.

Chief Operating Officer

(240) 762-6486

IR@nextcure.com

Media Inquiries

Shai Biran, Ph.D.

MacDougall

(781) 235-3060

NextCure@macbiocom.com